Van Kampen California Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Univer  11/29    --    $123.2 $546,15  5,660,    1.04%  1.00%   Lehman  Lehman
 sity    /06             4     0,000     000                    Brothe  Brothe
  of                                                             rs,      rs
Puerto                                                          Merril
 Rico                                                             l
                                                                Lynch
                                                                & Co.,
                                                                Samuel
                                                                  A.
                                                                Rodrig
                                                                uez &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank
                                                                 and
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Merril
                                                                  l
                                                                Lynch
  Los                                                           & Co.,
Angele                                                          Goldma
   s    01/10    --    $100.6 $1,289,  3,000,    0.23%  0.53%     n,    Merril
United   /07             6    250,000    000                    Sachs      l
School                                                          & Co.,   Lynch
Distri                                                          Morgan
 ct GO                                                          Stanle
 Ser A                                                           y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC

                                                                Bear,
                                                                Stearn
Golden                                                           s &
 State                                                           Co.
Tobacc  03/08    --    $104.3 $4,446,  10,000    0.22%  1.77%   Inc.,    Bear
   o     /07             9    826,391   ,000                    Citigr  Stearn
Securi                                                           oup,      s
tizati                                                           A.G.
  on                                                            Edward
                                                                  s,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Servic
                                                                 es,
                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                  &
                                                                Compan
                                                                  y,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Keegan
                                                                 and
                                                                 Co.,
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                tites,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC
                                                                Merril
                                                                  l
                                                                Lynch
 State                                                          & Co.,
  of    03/29    --    $98.86 $4,096,  10,000    0.24%  1.78%   Citigr  Merril
Califo   /07                  410,000   ,000                     oup,      l
 rnia                                                           Goldma   Lynch
4.500%                                                            n,
  due                                                           Sachs
08/01/                                                          & Co.,
 2030                                                           Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Backst
                                                                 rom
                                                                McCarl
                                                                  ey
                                                                Berry
                                                                & Co.,
                                                                 LLC,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                  E.
                                                                Wagner
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Grigsb
                                                                 y &
                                                                Associ
                                                                ates,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Robert
                                                                s and
                                                                 Ryan
                                                                Invest
                                                                ments,
                                                                Inc.,
                                                                Sutter
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 Alta
                                                                Capita
                                                                  l
                                                                Group,
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Hender
                                                                 son
                                                                Capita
                                                                  l
                                                                Partne
                                                                 rs,
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Stinso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Wells
                                                                Fargo
                                                                Instit
                                                                utiona
                                                                  l
                                                                Securi
                                                                 ties
                                                                 LLC